UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☒	Definitive Information Statement

LEGEND OIL & GAS, LTD.

(Name of Registrant As Specified In Its Charter)

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LEGEND OIL & GAS, LTD.

555 Northpoint Center East, Suite 400
Alpharetta, GA 30022

(678) 366-4587

NOTICE OF ACTION BY

WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO
CONSIDER ANY MATTER DESCRIBED HEREIN.

We are furnishing this notice and the accompanying information statement (the “Information Statement”) to the holders of shares of common stock, par value $0.0001 per share (“Common Stock”), of Legend Oil and Gas, Ltd., a Colorado corporation (the “Company”) pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the action described below (the “Action”) taken by written consent of the holders of a majority of the issued and outstanding shares of Common Stock:

○	To approve the Company’s 2016 Incentive Compensation Plan.

The purpose of this Information Statement is to notify our stockholders that on October 26, 2016, the owners of approximately 66.2% of our issued and outstanding shares of Common Stock and the owner of 100% of our Series B Preferred Stock (the “Majority Stockholders”) executed a written consent approving the Action. In accordance with Rule 14c-2 promulgated under the Exchange Act, the Action will become effective no sooner than 20 days after we mail this notice and the accompanying Information Statement to our stockholders.

The written consent that we received constitutes the only stockholder approval required for the Action under Colorado law and, as a result, no further action by any other stockholder is required to approve the Action and we have not and will not be soliciting your approval of the Action.

This notice and the accompanying Information Statement are being mailed to our stockholders on or about March 30, 2017. This notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

A copy of this Information Statement, the 2016 Plan as attached hereto is available at www.midconoil.com.

By Order of the Board of Directors,

/s/ Warren S. Bionderman
Chief Executive Officer

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LEGEND OIL & GAS, LTD.

555 Northpoint Center East, Suite 400
Alpharetta, GA 30022

678-366-4400

INFORMATION STATEMENT

Action by Written Consent of Majority Stockholders

WE ARE NOT ASKING YOU FOR A

PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

This Information Statement is being furnished to the holders of shares of common stock, par value $0.001 per share (“Common Stock”), of Legend Oil and Gas, Ltd. in connection with the action by written consent of the holders of a majority of our issued and outstanding shares of Common Stock taken without a meeting to approve the action described in this Information Statement. In this Information Statement, all references to “the Company,” “we,” “us” or “our” refer to Legend Oil and Gas, Ltd. We are mailing this Information Statement to our stockholders of record on or about March 28, 2017.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the actions described herein will not become effective until at least 20 calendar days following the date on which this Information Statement is first mailed to our stockholders.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company’s Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

Action by Board of Directors and Majority Stockholders

On October 26, 2016, the Board of Directors (the “Board”) and the Majority Stockholders of the Company unanimously adopted resolutions approving the following action (the “Action”):

○	To approve the Company’s 2016 Incentive Compensation Plan (the “2016 Plan”)

As of the close of business on October 25, 2016, we had 942,683,273 shares of Common Stock and 9,643 shares of Series B Convertible Preferred Stock (the “Preferred Stock”) outstanding and entitled to vote on the Action. Each share of outstanding Common Stock is entitled to one vote. Each share of Preferred Stock is entitled to 33,333.33 votes.

On October 26, 2016, pursuant to Section 7-107-104 of the Colorado Revised Statutes (“CSR”) and as provided by the Company’s Restated Articles of Incorporation, we received written consents approving the Action from stockholders holding an aggregate of 623,763,333 shares of our Common Stock representing 66.2% of our outstanding shares of Common Stock, and an aggregate of 9,643 shares of our Preferred Stock representing 100% of our outstanding shares of Preferred Stock (the “Majority Stockholders”). Thus, your consent is not required and is not being solicited in connection with the approval of the Actions.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer or director of the Company has any substantial interest in the Action, other than in his or her role as an officer or director of the Company.

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QUESTIONS AND ANSWERS REGARDING THE APPROVAL OF THE 2016 PLAN

Q:	What corporate actions were approved by the Action by Written Consent of the Majority Stockholders?

A:	Pursuant to the Action by Written Consent of the Majority Stockholders, holders of a majority of the outstanding shares of our Common Stock and our Preferred Stock approved the 2016 Plan described above and below. A copy of the Action by Written Consent of Stockholders is attached as Annex A to this Information Statement and incorporated herein by reference.

Q:	Why is the Company adopting the 2016 Plan?

A:	The Board believes the adoption of the 2016 Plan is necessary and appropriate to provide value and incentives to our employees and service providers.

Q:	How many shares of Common Stock were voted in favor of the 2016 Plan?

A:	The approval of the 2016 Plan required the written consent of the holders of at least a majority of the outstanding shares of our Common Stock and of our Preferred Stock. Each share of our Common Stock and Preferred Stock is entitled to one vote and 33,333.33 votes, respectfully, in connection with the 2016 Plan. The Written Consent of Stockholders referenced above, which was executed and delivered to the Company on October 26, 2016, by holders of 623,763,333 shares of our Common Stock (representing approximately 66.2% of the 942,683,273 shares of Common Stock outstanding as of such date) and 9,643 shares of the Preferred Stock (representing 100% of the shares of Preferred Stock outstanding as of such date) was sufficient to approve the proposed 2016 Plan. Consequently, no additional votes are required to approve the 2016 Plan.

Q:	Why is the Company approving the 2016 Plan through stockholder action by written consent in lieu of holding a meeting of our stockholders?

A:	Under the Colorado Corporation Code, our Articles of Incorporation and our Bylaws, the Company’s stockholders may take action by written consent in lieu of holding a meeting. To avoid the significant time and expense associated with calling and holding a special meeting of the Company’s stockholders, the stockholders listed above, which held a sufficient number of shares of outstanding Common Stock and Preferred Stock to approve the 2016 Plan without requiring the Company to solicit proxies the proxy of any other stockholder, determined to take action by written consent. Therefore, the Company is not required to solicit the vote or consent of any stockholders to effect the approval of the 2016 Plan. However, the Company is obligated by the federal securities laws to provide this Information Statement to you in connection with the approval of the 2016 Plan.

Q:	Has the Board approved the 2016 Plan?

A:	Yes. On October 26, 2016, the Board unanimously approved the 2016 Plan, declared its advisability, and recommended that our stockholders approve it.

Q:	When will the 2016 Plan be effective?

A:	Pursuant to Rule 14c-2(b) promulgated under the Exchange Act, the 2016 Plan will become effective not less than 20 calendar days following the mailing of this Information Statement to our stockholders. The Company currently anticipates that the 2016 Plan will take effect on or about April 20, 2017.

Q:	Can I dissent or exercise appraisal rights in connection with the 2016 Plan?

A:	Pursuant to the Colorado Corporation Code, our Articles of Incorporation and our Bylaws, our stockholders are not entitled to exercise appraisal or other dissenters’ rights in connection with the approval of the 2016 Plan described in this Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following tables set forth information with respect to the beneficial ownership of our Common Shares as of October 26, 2016 by our directors, named executive officers, and directors and executive officers as a group, as well as each person (or group of affiliated persons) who is known by us to beneficially own 5% or more of our Common Shares. As of the latest practical date before filing this mailing this Information Statement, there were 942,683,273 Common Shares issued and outstanding.

The percentages of Common Shares beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. To our knowledge, unless indicated in the footnotes to the table, each beneficial owner named in the tables below has sole voting and sole investment power with respect to all shares beneficially owned.

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Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common stock, par value $0.001	Hillair Capital Investments, L.P. c/o Hillair Capital Management LLC 345 Lorton Ave., Suite 330 Burlingame, CA 94010(1)	600,000,000	63.6%

Common stock, par value $0.001	Warren S. Binderman President and Chief Financial Officer 555 Northpoint Center East, Suite 400 Alpharetta, GA 30022	7,500,000	*

Common stock, par value $0.001	Jeffrey Kaplin 555 Northpoint Center East, Suite 400 Alpharetta, GA 30022	0	0%

Common stock, par value $0.001	Alais Griffin 555 Northpoint Center East, Suite 400 Alpharetta, GA 30022	0	0%

TOTAL:		623,763,333	63.6%

*Less than one percent.

(1)	Neal Kaufman and Sean McAvoy are principals of Hillair Capital Investments, LP, and could be considered beneficial owners of such shares.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Series B Preferred Stock, par value $0.001	Hillair Capital Investments, L.P. c/o Hillair Capital Management LLC 345 Lorton Ave., Suite 330 Burlingame, CA 94010	9,643	100%

2016 INCENTIVE COMPENSATION PLAN

Stockholder Approval Requirement

In general, stockholder approval of the 2016 Plan is necessary in order for the Company to meet the stockholder approval requirements to grant stock options that qualify as incentive stock options, or ISOs, as defined under Section 422 of the Internal Revenue Code (the “Code”). As described above, the holders of a majority of the outstanding shares of our Common Stock have approved the 2016 Plan.

Description of the 2016 Plan

The following sets forth a description of the material features and terms of the 2016 Plan.

○	Authorized Shares. The 2016 Plan authorizes the issuance of up to 250,000,000 shares of our Common Stock. All prior Plans of the Company have been cancelled.

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○	Limitations on ISOs. In no event will more than 100,000,000 shares of common stock be issuable pursuant to the exercise of ISOs under the 2016 Plan during its ten-year term.

○	Share Counting Provisions. If an award under the 2016 Plan expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring shares covered by the award or Prior Plan award at a price not greater than the price (as adjusted to reflect any equity restructuring) paid by the participant for the shares or not issuing one or more shares covered by the award, the unused shares covered by the award will, as applicable, become or again be available for award grants under the 2016 Plan. In addition, shares delivered to the Company to satisfy the applicable exercise or purchase price of an award under the 2016 Plan or to satisfy any tax withholding obligation (including shares retained by the Company from the award being exercised or purchased and/or creating the tax obligation) will, as applicable, become or again be available for award grants under the 2016 Plan.

○	Administration. The 2016 Plan will be administered by the Board of Directors of the Company, or by a Board committee as may be determined by the Board from time to time. The administrator of the 2016 Plan (the “Committee”) or its delegate will have the authority to determine which service providers receive awards and set the terms and conditions applicable to the award within the confines of the 2016 Plan’s terms. The Committee will have the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the 2016 Plan.

○	Compensation Limit for Non-Employee Directors. The sum of all cash or other compensation and the value (determined as of the grant date in accordance with FASB ASC Topic 718 (or any successor thereto)) of all awards granted to a non-employee director under the 2016 Plan during any calendar year for services as a member of the Board may not exceed $250,000. This limit applies to all compensation provided as a non-employee director, whether or not such compensation is provided under the 2016 Plan.

○	Eligibility. Employees and non-employee directors of the Company or any of its subsidiaries are eligible to receive awards under the 2016 Plan. As of October 26, 2016, the Company and its subsidiaries had approximately thirty (30) active employees and two (2) non-employee directors who would have been eligible to receive awards under the 2016 Plan had it been in effect on such date.

○	Types of Awards. The 2016 Plan provides for the grant of stock options (including ISOs and nonqualified stock options), stock appreciation rights, restricted stock, restricted stock units, performance bonus awards, performance shares and other stock- or cash-based awards. Awards to eligible individuals will be subject to the terms of an individual award agreement between the Company and the individual. A brief description of each award type follows:

○	Stock Options. Stock options may be granted under the 2016 Plan, including both ISOs and non-qualified stock options, which provide the holder a right to purchase shares of common stock at a specified exercise price. The exercise price per share for each stock option will be set by the Committee, but will not be less than the fair market value on the date of grant (or 110 percent of the price of an ISO in the case of an individual who, on the date of grant, owns or is deemed to own shares representing more than 10 percent of the stock of the Company or any “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code); provided, that the Committee may grant stock options with an exercise price that is less than the fair market value on the date of grant in the event stock options are assumed or substituted in connection with certain corporate transactions. The term of any option award may not be longer than ten years (or five years in the case of an ISO granted to a 10 percent stockholder of the Company). The Committee will determine the time period for exercise of each award, including the time period for exercise following a termination of service by the recipient, subject to the maximum ten year term.

○	Stock Appreciation Rights. The Committee is authorized to grant stock appreciation rights to eligible recipients in its discretion, on such terms and conditions as it may determine, consistent with the 2016 Plan. A stock appreciation right entitles the holder to exercise the stock appreciation right to acquire shares of the Company’s common stock upon exercise within a specified time period from the date of grant. Subject to the provisions of the stock appreciation right award agreement, the recipient may receive from the Company an amount determined by multiplying the difference between the price per share of the stock appreciation right and the value of the shares on the date of exercise by the number of shares of common stock subject to the award. The maximum term for which stock appreciation rights may be exercisable under the 2016 Plan is ten years.

○	Restricted Stock. The Committee may make awards of restricted stock to eligible individuals in such amounts and at purchase prices (if any) to be established by the Committee in connection with each award. Such awards will be subject to restrictions and other terms and conditions as are established by the Committee. Upon issuance of restricted stock, recipients generally have the rights of a stockholder with respect to such shares, subject to the limitations and restrictions established by the Committee in the individual award agreement. Such rights generally include the right to receive dividends and other distributions in relation to the award; however, dividends may be paid with respect to restricted stock with performance-based vesting only to the extent the performance conditions have been satisfied and the restricted stock vests.

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○	Restricted Stock Units. The 2016 Plan authorizes awards of restricted stock units to eligible individuals in amounts and at purchase prices (if any) and upon such other terms and conditions as are established by the Committee for each award. Restricted stock unit awards entitle recipients to acquire shares of the Company’s common stock in the future under certain conditions. Holders of restricted stock units generally have no rights of ownership or as stockholders in relation to the award, unless and until the restrictions lapse and the restricted stock unit award vests in accordance with the terms of the grant. Restricted stock units may be accompanied by the right to receive the equivalent value of dividends paid on shares of the Company’s common stock prior to the delivery of the underlying shares (i.e., dividend equivalent rights); however, dividend equivalents with respect to an award with performance-based vesting that are based on dividends paid prior to the vesting of such award will only be paid out to the holder to the extent that the performance-based vesting conditions are subsequently satisfied and the award vests. The Committee may provide that settlement of restricted stock units will occur upon or as soon as reasonably practicable after the restricted stock units vest or will instead be deferred, on a mandatory basis or at the participant’s election.

○	Performance Shares. The Committee is authorized to grant performance shares under the 2016 Plan. Performance shares will be denominated in shares of common stock, unit equivalents and/or units of value (including a dollar value of shares of common stock) and may be linked to any one or more of the performance criteria listed below, or other specific criteria determined by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. The Committee will also determine whether performance shares are intended to be QPBC under Section 162(m) of the Code.

○	Performance Bonus Awards. Performance bonus awards will be denominated in cash and will be initially payable in cash, but may be paid in cash, shares or a combination of cash and shares in the discretion of the Committee. Performance bonus awards will be payable upon the attainment of performance goals that are established by the Committee and relate to any one or more of the performance criteria listed below, or other specific criteria determined by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. The Committee will also determine whether performance bonus awards are intended to be QPBC under Section 162(m) of the Code.

○	Other Stock- or Cash-Based Awards. Other stock- or cash-based awards are awards of cash, fully vested shares of the Company’s common stock and other awards valued wholly or partially by referring to, or otherwise based on, shares of the Company’s common stock. Other stock- or cash-based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of compensation otherwise payable to any individual who is eligible to receive awards. The Committee will determine the terms and conditions of other stock- or cash-based awards, including any purchase price, performance goals (which may be based on the performance criteria discussed above or other performance criteria), transfer restrictions and vesting conditions.

○	Performance-Based Awards. The Committee will determine whether specific awards are intended to constitute QPBC and even if stockholders approve the performance criteria set forth in the 2016 Plan for purposes of the QPBC exception, the Committee may determine to pay compensation that is not QPBC under Section 162(m) and that is not deductible by reason thereof.

In order to constitute QPBC under Section 162(m), in addition to certain other requirements, the relevant amounts must be granted, vest or become exercisable or payable only upon the attainment of pre-established, objective performance goals set by the Committee and linked to stockholder-approved performance criteria. For purposes of the 2016 Plan, one or more of the following performance criteria will be used in setting performance goals applicable to QPBC, either for the entire Company or a subsidiary, division, business segment, business unit, or an individual, and may be used in setting performance goals applicable to other stock- or cash-based awards: (i) net earnings or losses (either before or after one or more of (A) interest, (B) taxes, (C) depreciation, (D) amortization, and (E) non-cash equity-based compensation expense); (ii) gross or net sales or revenue or sales or revenue growth; (iii) gross or net organic sales volume or organic sales volume growth, (iv) net income (either before or after taxes) or adjusted net income; (v) sales from one or more products (or categories of products) as a percentage of total sales or revenue; (vi) profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; (vii) operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); (viii) cash flow (including operating cash flow, free cash flow, free cash flow conversion or cash flow return on capital); (ix) return on assets; (x) return on capital or invested capital; (xi) cost of capital; (xii) return on stockholders’ equity; (xiii) total stockholder return; (xiv) return on sales; (xv) costs, reductions in costs and cost control measures; (xvi) expenses; (xvii) working capital; (xviii) earnings or loss per share (“EPS”) or EPS growth; (xix) adjusted earnings or loss per share; (xx) price per share or dividends per share (or appreciation in or maintenance of such price or dividends); (xxi) regulatory achievements or compliance; (xxii) implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; (xxiii) market share; (xxiv) economic value or economic value added models; (xxv) division, group or corporate financial goals; (xxvi) customer satisfaction/growth; (xxvii) customer service; (xxviii) employee satisfaction; (xxix) recruitment and maintenance of personnel; (xxx) human resources management; (xxxi) supervision of litigation and other legal matters; (xxxii) strategic partnerships and transactions; (xxxiii) financial ratios (including those measuring liquidity, activity, profitability or leverage); (xxxiv) debt levels or reductions; (xxxv) sales-related goals; (xxxvi) financing and other capital raising transactions; (xxxvii) cash on hand; (xxxviii) acquisition activity; (xxxix) investment sourcing activity; and (xl) marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease, peer group results, or market performance indicators or indices. Any performance goals that are financial metrics may be determined in accordance with U.S. generally accepted accounting principles (“GAAP”), in accordance with accounting principles established by the International Accounting Standards Board (“IASB Principles”), or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP or under IASB Principles.

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The 2016 Plan also permits the Committee to provide for objectively determinable adjustments to the applicable performance criteria in setting performance goals for QPBC awards, including adjustments for (i) restructurings, discontinued operations, special items, and other unusual, infrequently occurring or non-recurring charges, events or items; (ii) asset sales or write-downs; (iii) litigation or claim judgments or settlements; (iv) acquisitions or divestitures; (v) reorganization or change in the corporate structure or capital structure of the Company; (vi) an event either not directly related to the operations of the Company, subsidiary, division, business segment or business unit or not within the reasonable control of management; (vii) foreign exchange gains and losses; (viii) a change in the fiscal year of the Company; (ix) the refinancing or repurchase of bank loans or debt securities; (x) unbudgeted capital expenditures; (xi) the issuance or repurchase of equity securities and other changes in the number of outstanding shares; (xii) conversion of some or all of convertible securities to common stock of the Company; (xiii) any business interruption event; (xiv) changes in pricing; (xv) changes in foreign currency exchange rates; (xvi) the cumulative effects of tax or accounting changes in accordance with GAAP; (xvii) unusual tax transactions; or (xviii) the effect of changes in other laws or regulatory rules affecting reported results.

●	Certain Transactions. The Committee has broad discretion to take action under the 2016 Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting the Company’s common stock, such as dividends or other distributions (whether in the form of cash, common stock, other securities, or other property), reorganizations, mergers, consolidations, change in control events and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with the Company’s stockholders known as “equity restructurings,” the Committee will make equitable adjustments to outstanding awards. No adjustment or other action will be authorized for awards that are intended to qualify as QPBC, which would cause such awards to fail to continue to qualify as QPBC, unless the Committee determines that the award should not so qualify. No automatic “single-trigger” vesting acceleration applies under the 2016 Plan in connection with a change in control event.

●	Amendment and Termination. The Board or the Committee may amend, suspend or terminate the 2016 Plan at any time and from time to time. However, no amendment requiring stockholder approval to comply with applicable laws will be effective unless approved by the Board and the Company’s stockholders and no amendment, other than an amendment that increases the number of shares available under the 2016 Plan, may materially and adversely affect the economic benefits to be delivered under an outstanding award as of the date of such amendment without the consent of the affected participant. Stockholder approval is required for any amendment to the 2016 Plan to the extent necessary to comply with applicable laws. The 2016 Plan provides that in no event may an award be granted pursuant to the 2016 Plan after ten years from the effective date of the 2016 Plan.

●	Securities Laws. The 2016 Plan is intended to conform to all provisions of the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, and any and all regulations and rules promulgated by the SEC thereunder, including, without limitation, Rule 16b-3. The 2016 Plan will be administered, and awards will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

The following summary is based on an analysis of the Code, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, in each case, as of October 26, 2016. Moreover, the following is only a summary of United States federal income tax consequences. Other kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. Tax laws are complex and subject to change. Actual tax consequences to participants or the Company may be either more or less favorable than those described below depending on the particular circumstances.

●	ISOs. No income will be recognized by a participant upon the grant or exercise of an ISO. The basis of shares transferred to a participant upon exercise of an ISO is the price paid for the shares. If the participant holds the shares for at least one year after the transfer of the shares to the participant and two years after the grant of the option, the participant will recognize capital gain or loss upon sale of the shares received upon exercise equal to the difference between the amount realized on the sale and the basis in the shares. Generally, if the shares are not held for that period, the participant will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares, or if less (and if the disposition is a transaction in which loss, if any, will be recognized), the gain on disposition. Any additional gain realized by the participant upon the disposition will be a capital gain. The excess of the fair market value of shares received upon the exercise of an ISO over the option price for the shares is an item of adjustment for the participant for purposes of the alternative minimum tax. Therefore, although no income is recognized upon exercise of an ISO, a participant may be subject to alternative minimum tax as a result of the exercise.

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●	Non-Qualified Stock Options. No income is expected to be recognized by a participant upon the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares. Income recognized upon the exercise of a non-qualified stock option will be considered compensation subject to withholding at the time the income is recognized, and, therefore, the participant’s employer must make the necessary arrangements with the participant to ensure that the amount of the tax required to be withheld is available for payment. Non-qualified stock options generally provide the employer with a deduction equal to the amount of ordinary income recognized by the participant at the time of the recognition by the participant, subject to the deduction limitations described below.

●	Stock Appreciation Rights. Participants are not expected to recognize income upon receiving a grant of stock appreciation rights. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of payment pursuant to stock appreciation rights in an amount equal to the aggregate amount of cash and the fair market value of any common stock received. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

●	Restricted Stock. If the restrictions on an award of shares of restricted stock are of a nature that the shares are both subject to a “substantial risk of forfeiture” and are not freely transferable (within the meaning of Section 83 of the Code), the participant will not recognize income at the time of the award unless the participant affirmatively elects to include the fair market value of the shares of restricted stock on the date of the award, less any amount paid for the shares, in gross income for the year of the award pursuant to Section 83(b) of the Code. In the absence of this election, the participant will be required to recognize income on the date the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code), the fair market value of the shares of restricted stock on such date, less any amount paid for the shares. The employer will be entitled to a deduction at the time of income recognition to the participant in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below. If a Section 83(b) election is made within 30 days after the date the restricted stock is received, the participant will recognize ordinary income at the time of the receipt of the restricted stock, and the employer will be entitled to a corresponding deduction, equal to the fair market value of the shares at the time, less the amount paid, if any, by the participant for the restricted stock. If a Section 83(b) election is made, no additional income will be recognized by the participant upon the lapse of restrictions on the restricted stock, but, if the restricted stock is subsequently forfeited, the participant may not deduct the income that was recognized pursuant to the Section 83(b) election at the time of the receipt of the restricted stock.

Dividends paid to a participant holding restricted stock before the expiration of the restriction period will be additional compensation taxable as ordinary income to the participant subject to withholding, unless the participant made an election under Section 83(b). Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the dividends includible in the participant’s income as compensation. If the participant has made a Section 83(b) election, the dividends will be dividend income, rather than additional compensation, to the participant.

If the restrictions on an award of restricted stock are not of a nature that the shares are both subject to a substantial risk of forfeiture and not freely transferable, within the meaning of Section 83 of the Code, the participant will recognize ordinary income at the time of the transfer of the shares in an amount equal to the fair market value of the shares of restricted stock on the date of the transfer, less any amount paid therefore.

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The employer will be entitled to a deduction at that time in an amount equal to the amount the participant is required to include in income with respect to the restricted shares, subject to the deduction limitations described below.

●	Restricted Stock Units and Deferred Stock. A recipient of restricted stock units or deferred stock generally should not recognize ordinary income at the time of grant. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or transfer of shares of common stock in payment of the restricted stock units or deferred stock in an amount equal to the aggregate of the cash received and the fair market value of the common stock so transferred. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

A participant generally will recognize ordinary income subject to withholding upon the payment of any dividend equivalents paid with respect to an award in an amount equal to the cash and the fair market value of any common stock the participant receives. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

●	Performance Shares and Performance Bonus Awards. Participants are not expected to recognize income upon the grant of performance shares or performance bonus awards. Generally, the participant will recognize ordinary income subject to withholding at the time of payment, vesting or settlement of the award based on the fair market value of the award on that date. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

●	Limitations on the Employer’s Compensation Deduction. Section 162(m) of the Code limits the deduction certain employers may take for compensation in excess of $1 million paid in a given year to its chief executive officer and certain of its other most highly-compensated executive officers (these officers are generally referred to as the “covered employees”), unless the compensation is “qualified performance-based compensation” (which we refer to as “QPBC”). In order to be considered QPBC, the compensation must be performance-based, granted pursuant to a plan approved by the employer’s stockholders, and meet certain other criteria. Stock options and stock appreciation rights that may be granted under the 2016 Plan generally should qualify as QPBC. Other awards that the Company may grant under the 2016 Plan (including performance-based awards) also may qualify as QPBC if certain procedural requirements are met.

●	Excess Parachute Payments. Section 280G of the Code limits the deduction that an employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an “excess parachute payment.” Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Among other things, excess parachute payments could result from grants made during the 12-month period preceding a change in ownership or control of the employer or its affiliates and accelerated vesting or payment of awards under the 2016 Plan upon a change in ownership or control of the employer or its affiliates. In addition to the deduction limitation applicable to the employer, a disqualified individual receiving an excess parachute payment is subject to a 20 percent excise tax on the amount thereof.

●	Application of Section 409A of the Code. Section 409A of the Code imposes an additional 20 percent tax and interest on an individual receiving non-qualified deferred compensation under a plan that fails to satisfy certain requirements. For purposes of Section 409A, “non-qualified deferred compensation” includes equity-based incentive arrangements, including some stock options, stock appreciation rights, restricted stock unit awards, performance share awards and other awards that may be granted under the 2016 Plan. Generally speaking, Section 409A does not apply to ISOs, non-discounted non-qualified stock options and stock appreciation rights if no deferral is provided beyond exercise, or restricted stock.

The awards made pursuant to the 2016 Plan are expected to be designed in a manner intended to comply with the requirements of Section 409A of the Code to the extent the awards granted under the 2016 Plan are not exempt from coverage. However, if the 2016 Plan fails to comply with Section 409A in operation, a participant could be subject to the additional taxes and interest.

State, local and foreign tax consequences may in some cases differ from the United States federal income tax consequences described above. The foregoing summary of the United States federal income tax consequences in respect of the 2016 Plan is for general information only. Interested parties should consult their own advisors as to specific tax consequences of their awards.

The 2016 Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be qualified under Section 401(a) of the Code.

10

PLAN BENEFITS

Awards under the 2016 Plan are subject to the discretion of the Committee and no determinations have been made by the Committee as to any awards that may be granted pursuant to the 2016 Plan. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2016 Plan or the benefits that would have been received by such participants if the 2016 Plan had been in effect in the fiscal year ended December 31, 2015. No awards have been issued under the 2016 Plan as it is not yet effective.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at Legend Oil and Gas, Ltd., 555 Northpoint Center East, Suite 400, Alpharetta, GA 30022, 678-366-4400.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC. You may obtain such SEC filings from the SEC’s website at http://www.sec.gov/edgar/searchedgar/companysearch.html. You can also read and copy these materials at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330.

11

ANNEX A

WRITTEN CONSENT

JOINT WRITTEN CONSENT

IN LIEU OF A MEETING OF THE STOCKHOLDERS

AND BOARD OF DIRECTORS

OF

LEGEND OIL AND GAS, LTD.

October 26, 2016

In lieu of a meeting, the undersigned, being all of the members of the Board (the “Board”) of Legend Oil and Gas, Ltd. (the “Company”), and the holders of a majority vote of the stockholders of the Company (the “Majority Stockholders”) waive any and all requirements for the holding of a meeting of the Board and the Stockholders, including without limitation, any requirements as to notice thereof, and take the following actions and adopt the following recitals and resolutions by signing this Joint Written Consent in Lieu of a Meeting:

WHEREAS, the Company desires to adopt the following resolutions (the “Resolutions”); and

WHEREAS, the undersigned, in their capacity as the Majority Stockholders and all members of the Board, believe the adoption of the Resolutions is advisable and in the best interests of the Company and its Stockholders.

NOW THEREFORE, BE IT RESOLVED, that the undersigned, in their capacity as the Majority Stockholders and all members of the Board, hereby authorize, approve and adopt the following Resolutions:

RESOLVED, that the Company adopt the 2016 Incentive Compensation Plan in the form attached hereto as Exhibit A.

FURTHER RESOLVED, that the appropriate officers of the Company are hereby authorized, empowered and directed to take all such further actions and to carry out the Resolutions adopted herein;

FURTHER RESOLVED, that all actions previously taken and all agreements, instruments, documents, and certificates executed and delivered through the date hereof by any officer of the Company, in connection with the foregoing resolutions, are hereby authorized, approved, ratified and confirmed in all respects;

FURTHER RESOLVED, that the officers of the Company each be, and hereby is, authorized and directed to take such additional actions as may be necessary or desirable to effect the intent of the foregoing Resolutions; and

FURTHER RESOLVED, that this Joint Written Consent of the Stockholders and Board of the Company may be executed in several counterparts or in counterpart signature pages, and all so executed shall constitute one Joint Written Consent, notwithstanding that all of the undersigned are not signatories to the original or the same counterpart or counterpart signature page, and a facsimile of a signature to this Joint Written Consent shall be deemed and treated for all purposes of execution to be as valid as an original signature thereto; and

FURTHER RESOLVED, that the Secretary of the Company is hereby directed to file a copy of this Joint Written Consent of the Stockholders and Board of the Company with the minutes of the proceedings of the Company.

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IN WITNESS WHEREOF, the undersigned, being the Majority Stockholders and all of the members of the Board of the Company, hereby execute the foregoing Joint Written Consent effective as of the date set forth above, for the purpose of giving consent hereto, thereby agreeing that the foregoing resolutions shall be of the same force and effect as if regularly adopted at a meeting of the Stockholders and the Board of the Company held upon due notice.

BOARD OF DIRECTORS

/s/ WARREN S. BINDERMAN
WARREN S. BINDERMAN

/s/ JEFFREY KAPLIN
JEFFREY KAPLIN

/s/ ALAIS GRIFFIN
ALAIS GRIFFIN

STOCKHOLDERS		NO. OF SHARES

Hillair Capital Investments, L.P.

By:	/s/	600,000,000 (Common)
9,643 Series B Preferred

/s/ WARREN S. BINDERMAN		7,500,000 (Common)
WARREN S. BINDERMAN

13

LEGEND OIL AND GAS, LTD.

2016 INCENTIVE COMPENSATION PLAN

LEGEND OIL AND GAS, LTD.

 2016 INCENTIVE COMPENSATION PLAN

1.	Purpose	1

2.	Definitions	1

3.	Administration	7

4.	Shares Subject to Plan	8

5.	Eligibility	9

6.	Specific Terms of Awards	9

7.	Certain Provisions Applicable to Awards	16

8.	Code Section 162(m) Provisions	19

9.	Change in Control	20

10.	General Provisions	23

LEGEND OIL AND GAS, LTD

2016 INCENTIVE COMPENSATION PLAN

1.            Purpose. The purpose of this 2016 INCENTIVE COMPENSATION PLAN (the “Plan”) is to assist Legend Oil and Gas, Ltd., a Colorado corporation (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

2.            Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a)            “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest relating to Shares or other property (including cash), granted to a Participant under the Plan.

(b)           “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c)           “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d)           “Beneficial Owner” and “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e)            “Board” means the Company’s Board of Directors.

(f)            “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g)           “Change in Control” means a Change in Control as defined in Section 9(b) of the Plan.

(h)           “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i)            “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, or for any other reason determined by the Board, then the Board shall serve as the Committee. While it is intended that the Committee shall consist of at least two directors, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent”, the failure of the Committee to be so comprised shall not invalidate any Award that otherwise satisfies the terms of the Plan.

(j)            “Consultant” means any consultant or advisor who is a natural person and who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company’s securities and (iii) otherwise qualifies as a de facto employee or consultant under the applicable rules of the Securities and Exchange Commission for registration of shares of stock on a Form S-8 registration statement.

(k)           “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(l)            “Covered Employee” means the Person who, as of the end of the taxable year, either is the principal executive officer of the Company or is serving as the acting principal executive officer of the Company, and each other Person whose compensation is required to be disclosed in the Company’s filings with the Securities and Exchange Commission by reason of that person being among the three highest compensated officers (other than the chief financial officer) of the Company as of the end of a taxable year, or such other person as shall be considered a “covered employee” for purposes of Section 162(m) of the Code.

(m)          “Director” means a member of the Board or the board of directors of any Related Entity.

(n)           “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(o)           “Discounted Option” means any Option Awarded under Section 6(b) hereof with an exercise price that is less than the Fair Market Value of a Share on the date of grant.

(p)           “Discounted Stock Appreciation Right” means any Stock Appreciation Right Awarded under Section 6(c) hereof with an exercise price that is less than the Fair Market Value of a Share on the date of grant.

(q)           “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(r)            “Effective Date” means the effective date of the Plan, which shall be __________, 2016.

(s)            “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(t)            “Employee” means any person, including an officer or Director, who is an employee of the Company or any Subsidiary, or is a prospective employee of the Company or any Subsidiary (conditioned upon and effective not earlier than, such person becoming an employee of the Company or any Subsidiary). The payment of a director’s fee by the Company or a Subsidiary shall not be sufficient to constitute “employment” by the Company.

(u)           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(v)           “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date immediately preceding the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the Award is authorized by the Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(w)          “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such duties or responsibilities, excluding for this purpose an action which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than a failure which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; or (iii) the Company’s or Related Entity’s requiring the Participant to be based at any office or location outside of one hundred miles from the location of employment or service as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities.

(x)           “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(y)           “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market.

(z)           “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) hereof.

(aa)         “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(bb)        “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(cc)          “Option Proceeds” means the cash actually received by the Company for the exercise price in connection with the exercise of Options that are exercised after the Shareholder Approval Date, plus the maximum tax benefit that could be realized by the Company as a result of the exercise of such Options, which tax benefit shall be determined by multiplying (i) the amount that is deductible for Federal income tax purposes as a result of any such option exercise (currently, equal to the amount upon which the Participant’s withholding tax obligation is calculated), times (ii) the maximum Federal corporate income tax rate for the year of exercise. With respect to Options, to the extent that a Participant pays the exercise price and/or withholding taxes with Shares, Option Proceeds shall not be calculated with respect to the amounts so paid in Shares.

(dd)         “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(ee)          “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(ff)           “Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Section 6(h) hereof.

(gg)         “Performance Period” means that period established by the Committee at the time any Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(hh)         “Performance Share” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ii)           “Performance Unit” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(jj)           “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(kk)         “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board, in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(ll)           “Restricted Stock” means any Share issued with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(mm)       “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(nn)         “Restricted Stock Unit” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares or a combination thereof, at the end of a specified deferral period.

(oo)         “Restricted Stock Unit Award” means an Award of Restricted Stock Unit granted to a Participant under Section 6(e) hereof.

(pp)        “Restriction Period” means the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose.

(qq)         “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(rr)          “Shareholder Approval Date” means the date on which this Plan is approved by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Sections 162(m) and 422 of the Code and Rule 16b-3 under the Exchange Act.

(ss)          “Shares” means the shares of common stock of the Company, par value $0.001 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(tt)           “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(uu)         “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution, or any other corporation or other entity that is an affiliate, as that term is defined in Rule 405 of under the Securities Act of 1933, controlled by the Company directly, or indirectly, through one or more intermediaries.

(vv)         “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company (i) acquired by the Company or any Related Entity, (ii) which becomes a Related Entity after the date hereof, or (iii) with which the Company or any Related Entity combines.

3.            Administration.

(a)           Authority of the Committee. The Plan shall be administered by the Committee, except to the extent the Board elects to administer the Plan, in which case the Plan shall be administered by Board in which case references herein to the “Committee” shall be deemed to include references to the members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants. Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Subsidiary or any Participant or Beneficiary, or any transferee under Section 10(b) hereof or any other person claiming rights from or through any of the foregoing persons or entities.

(b)           Manner of Exercise of Committee Authority. The Independent Directors shall exercise sole and exclusive discretion (i) on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act, (ii) with respect to any Award that is intended to qualify as “performance-based compensation” under Section 162(m), to the extent necessary in order for such Award to so qualify; and (iii) with respect to any Award to a Director. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Eligible Persons, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to members of the Board, or officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(c)          Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.            Shares Subject to Plan.

(a)          Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be250,000,000. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b)         Application of Limitation to Grants of Awards. No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c)          Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i)         If any Shares subject to an Award, or after the Shareholder Approval Date, are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award, or after the Shareholder Approval Date, is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, shall, to the extent of such forfeiture, expiration, termination, non-issuance or cash settlement, again be available for delivery with respect to Awards under the Plan, subject to Section 4(c)(v) below.

(ii)        In the event that any Option or other Award granted under this Plan, or after the Shareholder Approval Date, is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such Option or other Award, or after the Shareholder Approval Date, are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

(iii)       Shares reacquired by the Company on the open market using Option Proceeds shall be available for Awards under the Plan. The increase in Shares available pursuant to the repurchase of Shares with Option Proceeds shall not be greater than the amount of such proceeds divided by the Fair Market Value of a Share on the date of exercise of the Option giving rise to such Option Proceeds.

(iv)       Substitute Awards shall not reduce the Shares authorized for delivery under the Plan or authorized for delivery to a Participant in any period. Additionally, in the event that an entity acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan if and to the extent that the use of such Shares would not require approval of the Company’s shareholders under the rules of the Listing Market. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(v)        Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(vi)       Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be 100,000,000 Shares. In no event shall any Incentive Stock Options be granted under the Plan after the tenth anniversary of the date on which the Board adopts the Plan.

(vii)       Notwithstanding anything in this Section 4 to the contrary, but subject to adjustment as provided in Section 10(c) hereof, in any fiscal year of the Company during any part of which the Plan is in effect, no Participant who is a Director but is not also an Employee or Consultant may be granted any Awards that have a “fair value” as of the date of grant, as determined in accordance with FASB ASC Topic 718 (or any other applicable accounting guidance), that exceed $1,000,000 in the aggregate.

5.            Eligibility. Awards may be granted under the Plan only to Eligible Persons.

6.            Specific Terms of Awards.

(a)          General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Colorado law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award. In no event shall the exercise or award price of any Award be less than $.01.

(b)           Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i)           Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted. Other than pursuant to Section 10(c)(i) and (ii) of this Plan, the Committee shall not be permitted to (A) lower the exercise price per Share of an Option after it is granted, (B) cancel an Option when the exercise price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award (other than in connection with Substitute Awards), (C) cancel an outstanding Option in exchange for an Option with an exercise price that is less than the exercise price of the original Options or (D) take any other action with respect to an Option that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without approval of the Company’s shareholders.

(ii)          Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method by which notice of exercise is to be given and the form of exercise notice to be used, the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii)         Form of Settlement. The Committee may, in its sole discretion, provide that the Shares to be issued upon exercise of an Option shall be in the form of Restricted Stock or other similar securities.

(iv)         Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A)      the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant;

(B)       the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000; and

(C)       if shares acquired by exercise of an Incentive Stock Option are disposed of within two years following the date the Incentive Stock Option is granted or one year following the transfer of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

(c)          Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i)            Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right. Other than pursuant to Section 10(c)(i) and (ii) of the Plan, the Committee shall not be permitted to (A) lower the grant price per Share of a Stock Appreciation Right after it is granted, (B) cancel a Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for another Award (other than in connection with Substitute Awards), (C) cancel an outstanding Stock Appreciation Right in exchange for a Stock Appreciation Right with a grant price that is less than the grant price of the original Stock Appreciation Right, or (D) take any other action with respect to a Stock Appreciation Right that may be treated as a repricing pursuant to the applicable rules of the Listing Market, without shareholder approval.

(ii)           Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii)          Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d)          Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i)            Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan during the Restriction Period. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the period that the Restricted Stock Award is subject to a risk of forfeiture, subject to Section 10(b) below and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or Beneficiary.

(ii)           Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that, subject to the limitations set forth in Section 6(j)(ii) hereof, the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii)          Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv)          Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan, or except as otherwise provided in the last sentence of Section 6(h) hereof, may require that payment be delayed (with or without interest at such rate, if any, as the Committee shall determine) and remain subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such cash dividend is payable, in each case in a manner that does not violate the requirements of Section 409A of the Code. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e)          Restricted Stock Unit Award. The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

(i)            Award and Restrictions. Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant in a manner that does not violate the requirements of Section 409A of the Code). In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at other specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership. Prior to satisfaction of a Restricted Stock Unit Award, except as otherwise provided in an Award Agreement and as permitted under Section 409A of the Code, a Restricted Stock Unit Award may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or any Beneficiary.

(ii)           Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant’s Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that, subject to the limitations set forth in Section 6(j)(ii) hereof, the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

(iii)          Dividend Equivalents. Unless otherwise determined by the Committee at the date of grant, and except as otherwise provided in the last sentence of Section 6(h) hereof, any Dividend Equivalents that are granted with respect to any Restricted Stock Unit Award shall be either (A) paid with respect to such Restricted Stock Unit Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Restricted Stock Unit Award and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect. The applicable Award Agreement shall specify whether any Dividend Equivalents shall be paid at the dividend payment date, deferred or deferred at the election of the Participant. If the Participant may elect to defer the Dividend Equivalents, such election shall be made within 30 days after the grant date of the Restricted Stock Unit Award, but in no event later than 12 months before the first date on which any portion of such Restricted Stock Unit Award vests (or at such other times prescribed by the Committee as shall not result in a violation of Section 409A of the Code).

(f)            Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g)           Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. Except as otherwise provided in the last sentence of Section 6(h) hereof, the Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or at some later date, or whether such Dividend Equivalents shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. Any such determination by the Committee shall be made at the grant date of the applicable Award. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

(h)           Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis in a manner that does not violate the requirements of Section 409A of the Code.

(i)           Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. Except as otherwise provided in the last sentence of Section 6(h) hereof, the Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, as amended, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

(j)           Certain Vesting Requirements and Limitations on Waiver of Forfeiture Restrictions. Except for certain limited situations (including death, disability, retirement, a Change in Control referred to in Section 9, grants to new hires to replace forfeited compensation, grants representing payment of earned Performance Awards or other incentive compensation, Substitute Awards or grants to Directors):

(i)           Restricted Stock Awards, Restricted Stock Unit Awards, Performance Share Awards and Other Stock-Based Awards (A) that are not subject to performance-based vesting requirements shall vest over a period of not less than three years from date of grant (but permitting pro-rata vesting over such time); (B) that are subject to performance-based vesting requirements shall vest over a period of not less than one year; and

(ii)          The Committee shall not waive the vesting requirements set forth in the foregoing clause (i).

The limitations set forth in this Section 6(j) shall not apply with respect to up to 10,000,000 of shares available under the Plan (subject to adjustment as provided in Section 10(c) hereof) with respect to which Awards have been made by Independent Directors.

7.           Certain Provisions Applicable to Awards.

(a)          Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to be exempt from or comply with Section 409A of the Code.

(b)           Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c)           Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any determination to pay in installments or on a deferred basis shall be made by the Committee at the date of grant. Any installment or deferral provided for in the preceding sentence shall, however, subject to the terms of the Plan, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the Listing Market, and in a manner intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. Subject to Section 7(e) of this Plan, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section 7(e) of this Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The acceleration of the settlement of any Award, and the payment of any Award in installments or on an deferred basis, all shall be done all in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d)           Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e)          Code Section 409A.

(i)           The Award Agreement for any Award that the Committee reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), and the provisions of the Section 409A Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii)          If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A)      Payments under the Section 409A Plan may be made only upon (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeble emergency”;

(B)      The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C)      Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D)      In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(iii)          Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.

8.           Code Section 162(m) Provisions.

(a)           Covered Employees. Unless otherwise specified by the Committee, the provisions of this Section 8 shall be applicable to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award, or Other Stock-Based Award if it is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, and is intended to qualify as “performance-based compensation” that is exempt from the deduction limitations imposed under Section 162(m) of the Code.

(b)          Performance Criteria. If a Performance Award is subject to this Section 8, then the payment or distribution thereof or the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) market share; (15) entry into new markets, either geographically or by business unit; (16) customer retention and satisfaction; (17) strategic plan development and implementation, including turnaround plans; and/or (18) the Fair Market Value of a Share. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. In determining the achievement of the performance goals, the Committee may, at the time the performance goals are set, require that those goals be determined by excluding the impact of (i) restructurings, discontinued operations, and extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges, (ii) event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, (iii) change in accounting standards required by generally accepted accounting principles; or (iv) such other exclusions or adjustments as the Committee specifies at the time the Award is granted.

(c)          Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of Awards subject to this Section 8 shall be measured over a Performance Period no shorter than 12 months and no longer than five years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to Awards, subject to this Section 8, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code.

(d)          Adjustments. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

(e)          Committee Certification. No Participant shall receive any payment under the Plan that is subject to this Section 8 unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as “performance based compensation” under Section 162(m) of the Code.

9.           Change in Control.

(a)          Effect of “Change in Control.” If and only to the extent provided in any employment or other agreement between the Participant and the Company or any Related Entity, or in any Award Agreement, or to the extent otherwise determined by the Committee in its sole discretion and without any requirement that each Participant be treated consistently, and except as otherwise provided in Section 9(a)(iv) hereof, upon the occurrence of a “Change in Control,” as defined in Section 9(b):

(i)            Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

(ii)           Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

(iii)         With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, consider such Awards to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the Performance Period completed as of the Change in Control).

(iv)         Notwithstanding the foregoing or any provision in any Award Agreement to the contrary, and unless the Committee otherwise determines in a specific instance, or as is provided in any employment or other agreement between the Participant and the Company any Subsidiary, and unless the Committee otherwise determines in a specific instance, each outstanding Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award shall not be accelerated as described in Sections 9(a)(i), (ii) and (iii), if either (A) the Company is the surviving entity in the Change in Control and the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award continues to be outstanding after the Change in Control on substantially the same terms and conditions as were applicable immediately prior to the Change in Control or (B) the successor company or its parent company assumes or substitutes for the applicable Award, as determined in accordance with Section 10(c)(ii) hereof. For the purposes of this Agreement, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award immediately prior to the Change in Control, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. Notwithstanding the foregoing, on such terms and conditions as may be set forth in an Award Agreement, in the event of a termination of a Participant’s employment in such successor company (other than for Cause) within 24 months following such Change in Control, each Award held by such Participant at the time of the Change in Control shall be accelerated as described in Sections 9(a)(i), (ii) and (iii) above.

(b)          Definition of “Change in Control”. Unless otherwise specified in any employment or other agreement for services between the Participant and the Company or any Subsidiary, or in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i)            The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the value of then outstanding equity securities of the Company (the “Outstanding Company Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change in Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii)           During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)          Consummation of (A) a reorganization, merger, statutory share exchange or consolidation or similar transaction involving (x) the Company or (y) any of its Subsidiaries, but in the case of this clause (y) only if equity securities of the Company are issued or issuable in connection with the transaction (each of the events referred to in this clause (A) being hereinafter referred to as a “Business Reorganization”), or (B) a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each an “Asset Sale”), in each case, unless, following such Business Reorganization or Asset Sale, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Reorganization or Asset Sale beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Reorganization or Asset Sale (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) in substantially the same proportions as their ownership, immediately prior to such Business Reorganization or Asset Sale, of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be (excluding any outstanding equity or voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Reorganization or Asset Sale as a result of their ownership, prior to such consummation, of equity or voting securities of any company or other entity involved in or forming part of such Business Reorganization or Asset Sale other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Corporation or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the Continuing Entity or the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Reorganization or Asset Sale and (3) at least a majority of the members of the Board of Directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Reorganization or Asset Sale; or

(iv)         Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

10.          General Provisions.

(a)           Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b)          Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon), are by gift or pursuant to a domestic relations order, and are to a “Permitted Assignee” that is a permissible transferee under the applicable rules of the Securities and Exchange Commission for registration of shares of stock on a Form S-8 registration statement. For this purpose, a Permitted Assignee shall mean (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders, or (iv) a foundation in which any person or entity designated in clauses (i), (ii) or (iii) above control the management of assets. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c)          Adjustments.

(i)            Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer, then the Committee shall, in such manner as it may deem appropriate and equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 4 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii)           Adjustments in Case of Certain Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control (and subject to the provisions of Section 9 of this Plan relating to the vesting of Awards in the event of any Change in Control), any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (A) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (B) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (C) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (D) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). For the purposes of this Plan, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if following the applicable transaction the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award immediately prior to the applicable transaction, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the applicable transaction, the consideration (whether stock, cash or other securities or property) received in the applicable transaction by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the applicable transaction is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the applicable transaction. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his or her exercise of any Awards upon the consummation of the transaction.

(iii)          Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Awards subject to satisfaction of performance goals, or performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted pursuant to Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder. Adjustments permitted hereby may include, without limitation, increasing the exercise price of Options and Stock Appreciation Rights, increasing performance goals, or other adjustments that may be adverse to the Participant. Notwithstanding the foregoing, no adjustments may be made with respect to any Performance Awards subject to Section 8 if and to the extent that such adjustment would cause the Award to fail to qualify as “performance-based compensation” under Section 162(m) of the Code.

(d)           Award Agreements. Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

(e)           Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee. The amount of withholding tax paid with respect to an Award by the withholding of Shares otherwise deliverable pursuant to the Award or by delivering Shares already owned shall not exceed the minimum statutory withholding required with respect to that Award.

(f)            Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)), and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award. Notwithstanding anything to the contrary, the Committee shall be authorized to amend any outstanding Option and/or Stock Appreciation Right to reduce the exercise price or grant price without the prior approval of the shareholders of the Company. In addition, the Committee shall be authorized to cancel outstanding Options and/or Stock Appreciation Rights replaced with Awards having a lower exercise price without the prior approval of the shareholders of the Company.

(g)         Clawback of Benefits.

(i)           The Company may (A) cause the cancellation of any Award, (B) require reimbursement of any Award by a Participant or Beneficiary, and (C) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law (each, a “Clawback Policy”). In addition, a Participant may be required to repay to the Company certain previously paid compensation, whether provided under this Plan or an Award Agreement or otherwise, in accordance with any Clawback Policy. By accepting an Award, a Participant is also agreeing to be bound by any existing or future Clawback Policy adopted by the Company, or any amendments that may from time to time be made to the Clawback Policy in the future by the Company in its discretion (including without limitation any Clawback Policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Participant’s Award Agreements may be unilaterally amended by the Company, without the Participant’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any Clawback Policy.

(ii)           If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Subsidiary or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary, as determined by the Committee in its sole discretion, then (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement or otherwise specified by the Committee.

(g)           Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company or any Related Entity including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of shareholders or any right to receive any information concerning the Company’s or any Related Entity’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company or any Related Entity in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award. Neither the Company, nor any Related Entity, nor any of the their respective officers, directors, representatives or agents is granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(h)          Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company or Related Entity that issues the Award; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the obligations of the Company or Related Entity under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(i)            Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(j)            Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(k)           Governing Law. Except as otherwise provided in any Award Agreement, the validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Colorado without giving effect to principles of conflict of laws, and applicable federal law.

(l)            Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(n)          Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

(o)          Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

(m)          Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable). Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Shareholder Approval Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

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